                               Amended Schedule A
                                     to the
                             Distribution Agreement
                        between Pacific Capital Funds and
                    The Winsbury Company Limited Partnership


                  Name of Fund
------------------------------------------------
U.S. Treasury Securities Fund
Short-Intermediate U.S. Treasury Securities Fund
Diversified Fixed Income Fund
Tax-Free Short Intermediate Securities Fund
Tax-Free Securities Fund
Growth Stock Fund
Balanced Fund
Growth and Income Fund
New Asia Growth Fund

                                   PACIFIC CAPITAL FUNDS

                                   By:  /s/ Stephen G. Mintos
                                        ----------------------------
                                        Name: Stephen G. Mintos
                                        Title: President


                                   THE WINSBURY COMPANY LIMITED
                                   PARTNERSHIP

                                   By: BISYS Fund Services, Inc.
                                   (formerly known as The Winsbury Corporation), General Partner


                                   By:  /s/ Stephen G. Mintos
                                        ----------------------------
                                        Name: Stephen G. Mintos
                                        Title: Executive Vice President

Dated: January 30, 1995

                               Amended Schedule B
                                     to the
                             Distribution Agreement
                        between Pacific Capital Funds and
                    The Winsbury Company Limited Partnership


          Name of Distribution Plan Fund
----------------------------------------------------
U.S. Treasury Securities Fund
Short-Intermediate U.S. Treasury Securities Fund
Diversified Fixed Income Fund
Tax-Free Short Intermediate Securities Fund
Tax-Free Securities Fund
Growth Stock Fund
Balanced Fund
Growth and Income Fund
New Asia Growth Fund

                                   PACIFIC CAPITAL FUNDS


                                   By:  /s/ Stephen G. Mintos
                                       ----------------------------
                                       Name: Stephen G. Mintos
                                       Title: President


                                   THE WINSBURY COMPANY LIMITED
                                   PARTNERSHIP

                                   By: BISYS Fund Services, Inc.
                                   (formerly known as The Winsbury Corporation), General Partner


                                   By:  /s/ Stephen G. Mintos
                                        ----------------------------
                                        Name: Stephen G. Mintos
                                        Title: Executive Vice President

Dated:  January 30, 1995



                                       B-1